UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8 -K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): JULY 23, 2004

COMMISSION FILE NUMBER 1-584

FERRO CORPORATION
(Exact name of registrant as specified in its charter)

AN OHIO CORPORATION, IRS NO. 34-0217820

1000 LAKESIDE AVENUE CLEVELAND, OH 44114
(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER INCLUDING AREA CODE:
216/641-8580

Item 12. Results of Operations and Financial Condition.

On July 23, 2004, Ferro Corporation issued a press release revising our earnings estimate for the second quarter ended June 30, 2004. A copy of this release is attached hereto as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Hector R. Ortino Signature Hector R. Ortino
Chairman and Chief Executive Officer Title
/s/ Thomas M. Gannon Signature Thomas M. Gannon
Vice President and Chief Financial Officer Title
July 23, 2004 Date

Exhibit Index

Exhibit No	Description
99.1	Press Release of Ferro Corporation dated July 23, 2004.